Exhibit 99.1

C o n fi d e n tial Cipher Compu t e

2 Forward - Looking Statements This presentation contains certain forward - looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this presentation that are not statements of historical fact, such as statements about the Company’s beliefs and expectations regarding its planned business model and strategy, its bitcoin mining and HPC data center development, timing and likelihood of success, capacity, functionality and operation of data centers, expectations regarding the operations of data centers, such as projected hashrate, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward - looking statements and should be evaluated as such. These forward - looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions). These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward - looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward - looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward - looking statements in this presentation, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025, Cipher’s Quarterly Report on Form 10 - Q for the quarterly period ended June 30, 2025 filed with the SEC on August 7, 2025, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise. This presentation shall not constitute an offer to sell or a solicitation of an offer to buy securities or an invitation or inducement to engage in investment activity nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities law of any such jurisdiction. By choosing to view this presentation, you shall be deemed to agree to the foregoing. Website Disclosure The company maintains a dedicated investors’ website at https://investors.ciphermining.com/ (“Investors’ Website”). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors’ Website. Cipher uses its Investors’ Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors’ Website as a channel of distribution to reach public investors and as a means of disclosing material non - public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the “Email Alerts” option under the Investor Resources section of Cipher’s Investors’ Website and submitting your email address. Non - GAAP Financial Measures This press release includes a supplemental financial measure for Net Operating Income (NOI) Margin, which the Company defines as follows: NOI Margin represents rental revenue less rental property operating expenses, property taxes and insurance expenses (as recorded in the Company’s consolidated statements of operations) divided by rental revenue. NOI Margin is commonly used by stockholders, the Company’s management and industry analysts as a measurement of operating performance of the Company’s rental portfolio. However, because NOI Margin excludes depreciation and amortization and captures neither the changes in the value of the Company’s data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of the Company’s data centers, all of which have real economic effect and could materially impact the Company’s consolidated results of operations, the utility of NOI Margin as a measure of the Company’s performance is limited. Other companies, including Real Estate Investment Trusts, may calculate NOI Margin differently than we do and, accordingly, our NOI Margin may not be comparable to these companies’ NOI Margin. This supplemental financial measure is not a measurement of financial performance under accounting principles generally accepted in the United States (“GAAP”) and, as a result, this supplemental financial measure may not be comparable to similarly titled measures of other companies. Management uses this non - GAAP financial measure internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of this non - GAAP financial measure can also facilitate comparison of our operating results to those of our competitors by excluding certain items that vary in our industry based on company policy. Expected NOI and any other projected financial data presented in this Presentation may not be indicative of our future results. Such data is not a prediction, should not be relied upon as such and is premised on a number of factors, all of which are inherently uncertain and subject to numerous business, industry, market, regulatory, geo - political, competitive and financial risks that are outside of our control. Any such projected financial data is based on available information and certain assumptions that we believe are reasonable under the circumstances. However, there can be no assurance that the assumptions made in connection with such data will prove accurate, and actual results may differ materially. We make no representations to any person regarding projected financial data and we do not intend to update or otherwise revise any such data to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such data are later shown to be incorrect. If our assumptions prove to be inaccurate, our actual results may differ substantially and materially from these projections. Non - GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share - based compensation expense, which is excluded from the non - GAAP financial measure, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be a recurring expense over the term of the useful life of the related assets. Our non - GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our condensed consolidated financial statements included elsewhere in this presentation, which have been prepared in accordance with GAAP. We rely primarily on such condensed consolidated financial statements to understand, manage and evaluate our business performance and use the non - GAAP financial measures only supplementally. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved.

Year 10 Year 9 Year 8 Year 7 Year 6 Year 5 Year 4 Year 3 Year 2 Year 1 Consolidated Financial Summary 20 36 20 35 20 34 2033 20 32 20 31 20 30 2029 2028 2027 2026 Year 256 (35) 334 (46) 325 (45) 315 (43) 306 (42) 297 (41) 289 (40) 280 (39) 272 (37) 264 (36) 66 (9) 3,004 Rent Revenue Total Opex (414) 221 288 280 272 264 256 249 242 235 228 56 2,591 Net Operating Income 3 - 12 0 4 (31) - (8) (151) - (25) (147) - (40) (143) - (54) ( 13 8 ) - (67) (134) - (79) (131) - (90) (127) - (101) (123) (0) (26) (31) 0 (484) Accrued Interest Accrued Amortization DSRA Draw (Replace) (1,156) 120 344 261 120 100 81 64 47 32 17 4 0 1,072 Cash Available for Offer 1,400 (1,400) - 120 275 427 574 716 855 989 1,120 1,246 1,369 Ending Backstop - - - 42 (31) (11) 254 (151) (60) 451 (147) (50) 634 (143) (41) 804 (138) (32) 962 (134) (24) 1,109 (131) (16) 1,244 (127) (9) 1,369 (123) (2) 1,400 (31) (0) 1,400 Beginning Mandatory Amortization Gross Cash Flow Offer (1,156) (244) - - 42 254 451 634 804 962 1,109 1,244 1,369 Ending - (11) (60) (50) (41) (32) (24) (16) (9) (2) (0) (244) Excess Cash Flow Offer 344 2 50 60 50 41 32 24 16 9 2 0 827 Cash Available Post Offer 20 36 20 35 20 34 20 33 20 32 20 31 20 30 2029 2028 2027 2026 Backstop Summary (1) 120 275 427 574 716 8 55 9 89 1,120 1,246 1,369 - Beginning Backstop - - - - - - - - - - 1,400 Initial Backstop (120) (156) (151) (147) (143) ( 13 8 ) (134) (131) (127) (123) (31) Amortization Debt Summary Backstop and Debt Amortization Schedule for Cipher Compute All amounts are estimates and actual amounts may vary depending on final financing terms, construction timeline, and other factors Key Model Assumptions: • Barber Lake Commencement Date on 9/30/2026 • Opex (consisting of operational expenses, property taxes, and insurance) of ~$36MM in year 1, escalating at 3% per annum • 8.0% coupon being shown for illustrative purposes, with interest payable on a semiannual basis • 50% excess cash flow offer with 100% uptake, timing and amount of any individual ECF payment subject to periods described in the offering memorandum • Amortization of both backstop and debt begins upon lease commencement 1. Backstop Outstanding represents the maximum amount of the Termination Fee available, though the proceeds that would be received are the lesser of the amount of outstanding debt or the scheduled termination fee 3